Exhibit 10.14


                      FIRST AMENDMENT TO TRANSFER AGREEMENT

         This First Amendment to Transfer Agreement (the "Amendment") is entered into as of April 3, 2001, by and among GourmetMarket.com, Inc., a Delaware corporation ("GMC"), and Gourmet Productions, Inc., a California corporation, doing business as VirtualGourmet.com ("VG") and Rundell Coursey Company, a Georgia corporation ("RCC"), and hereby amends and modifies that certain Transfer Agreement dated as of March 23, 2001 ("Transfer Agreement") as follows:

         1. Section 1.3(b) of the Transfer Agreement is hereby amended and modified to read as follows:

                  (b) On or before July 3, 2001, VG shall deliver to GMC shares of VG's common stock (the "VG Shares") represented by a single stock certificate and equal to twenty percent of the shares outstanding of VG at the time of delivery.

         2. Section 1.8 of the Transfer Agreement is hereby amended and modified to read as follows:

                  1.8 CLOSING. The Closing for the sale of the Purchased Assets (the "Closing") will be held at the offices of Rundell Coursey Company, 9255 Sunset Blvd., Suite 727, West Hollywood, California, 90069, at 2:00 p.m. on April 10, 2001, or such other place or date as the parties hereto mutually agree to (the "Closing Date").

         3. Section 1.9(b) of the Transfer Agreement is hereby amended and modified to read as follows:

                  (b) VG AND RCC DELIVERIES. At the Closing, VG will deliver to
                  GMC:

                           (i) the original $75,000 Note and the $25,000 Note marked as paid;

                           (ii)     the certificate described in SECTION 6.1;
                                    and

         4. Section 3.2 of the Transfer Agreement is hereby amended and modified to read as follows:

                  3.2 AUTHORIZATION AND ENFORCEABILITY OF AGREEMENTS. As of the Closing, VG will have all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. At the Closing, this Agreement will be duly and validly authorized by and approved by all requisite corporate action (including stockholder approval) on the part of VG. This Agreement has been duly executed and delivered by VG and constitutes the legal, valid, and binding obligation of VG enforceable in accordance with its terms. No further approvals or consents by, or filings with, any federal, state, municipal, foreign or other court or governmental or administrative body, agency, or other third party is required in connection with the execution and delivery by VG of this Agreement, or the consummation by VG of the transactions contemplated hereby including the issuance of the VG Shares.

         3. Section 5.4 of the Transfer Agreement is hereby amended and modified to read as follows:

                  5.4      DELIVERY OF DOCUMENTS. The documents described in
                           Section 1.9(a) hereof shall have been delivered to VG in a form reasonably acceptable to VG.


         4. Except as expressly set forth herein, all other terms and conditions of the Transfer Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

"VG"                                             Gourmet Productions, Inc.
                                                 a California corporation


                                                 By:
                                                    -----------------------
                                                     Name:
                                                     Title:


"GMC"                                            GourmetMarket.com,
                                                 a Delaware corporation

                                                 By:
                                                    -----------------------
                                                     Name:
                                                     Title:


"RCC"                                            Rundell Coursey Company,
                                                 a Georgia corporation

                                                 By:
                                                    ------------------------
                                                     Name:
                                                     Title: